EXHIBIT 10.2



                              CONSULTING AGREEMENT

                                 SMITH HUTCHISON
                     SOLICITORS-VICTORIA AND VANCOUVER, B.C.
                              CONSULTING AGREEMENT

            This agreement made as of the 30th day of September 2004.

BETWEEN:

                         CALIOPE NETWORKS (CANADA) INC.,
              a British Columbia Corporation having its registered
                and records office at Suite 301 - Oak Bay Avenue,
                           Victoria, British Columbia
                                     V8R 1B2

                 (hereinafter referred to as the "Corporation")
                                                              OF THE FIRST PART,
AND:

                                 KATY HUTCHISON,
                            of 301-1460 Oak Bay Ave.
                              Victoria BC., V8R 1B2

                  (hereinafter referred to as the "Consultant")
                                                             OF THE SECOND PART.

WHEREAS the Corporation has been incorporated for the express purpose of attempting to develop, market and sell, certain telephone and other computer related services;

AND WHEREAS the Corporation intends to proceed with its business enterprise by becoming a public trading corporation, independently or by merger or otherwise with another public trading corporation;

AND WHEREAS the Corporation wishes to secure the opportunity to use the Consultant for consulting in professional financial service areas, and the Consultant has agreed to be available to the Corporation;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the respective covenants and agreements of the parties contained herein, and the consideration hereinafter expressed (the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto), it is agreed as follows:

                         ARTICLE 1 - CONSULTING SERVICES

1.01 The Consultant agrees to be available to the Corporation to provide consulting services in the field of professional financial services at the call of the Corporation.

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1.02     This  Agreement  shall remain in full force and effect from the date of this agreement for a term of two years thereafter, subject to earlier termination as hereinafter provided, with the said term being capable of extension by mutual written agreement of the parties hereto.

1.03 The Services to be provided hereunder to the Corporation by the Consultant shall be provided by the Consultant. It is agreed and acknowledged that the Consultant will from time to time provide other services and conduct other business activities to other persons, firms and corporations, and the obligation to provide consulting services under this Agreement shall be non-exclusive.

1.04 The Consultant shall act in accordance with any policy of and carry out any reasonable instructions of the Board of Directors of the Corporation if called upon to provide Services. The Consultant acknowledges that such policies and instructions may limit, restrict or remove any power or discretion which might otherwise have been exercised by the Consultant.

1.05 In consideration for the Services which may be required by the Corporation, the Consultant and the Corporation shall pay to the Consultant fees as shall be determined and negotiated between the parties at the time of the Corporation calling upon the Consultant to provide the Services, to be paid in accordance with the terms then negotiated between the parties.

1.06 In consideration of the Consultant agreeing to be available to provide consulting services under the terms of this Agreement, it is agreed that the Corporation, in the event of it becoming, or acquiring by merger or otherwise, a corporation trading its shares to the public, shall obtain and provide to the Consultant 250,000 shares, as are otherwise offered to the public, in the name of the Consultant. It is expressly acknowledged and agreed that such shares are valued for the purposes of this Agreement at $0.001 per share and have only such nominal value.

1.07 It is expressly agreed and acknowledged that in the event the Corporation should not become a corporation trading its shares to the public, or acquire such a corporation for the purposes of its business plan, there shall be no obligation on the part of the Corporation to make payment of or deliver any such shares to the Consultant.

1.08 In the event that this Agreement should be terminated prior to the issuance and allotment of such shares to the Consultant, the right or entitlement of the Consultant to such shares shall forthwith be terminated and the Corporation shall have no further obligation to the Consultant hereunder.

1.09 In addition to the payment, as may be negotiated, of fees for Services actually provided, the Consultant shall be reimbursed from time to time for all out-of-

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pocket  expenses,  including travel costs, actually and properly incurred by the
Consultant in connection with providing the Services hereunder. The Consultant, as a condition of such reimbursement, shall furnish statements, vouchers or receipts to the Corporation for all such expenses.

1.10 It is expressly acknowledged that this Agreement does not require the Corporation to call upon the Consultant during the term, or any extension of it, to provide Services to the Corporation.

                              ARTICLE 2 - COVENANTS

2.01 The Consultant covenants and agrees with the Corporation that it will not delegate performance of the Services to any other person without the prior written consent of the Corporation, in the event that the Corporation calls upon the Consultant to provide such Services.

                 ARTICLE 3 - CONFIDENTIALITY AND NON-COMPETITION

3.01 The Consultant covenants and agrees that the Consultant will not disclose to any person any confidential information with respect to the business or affairs of the Corporation, except as may be necessary or desirable to further the business interests of the Corporation. This obligation shall survive the expiry or termination of this Agreement.

3.02 Upon expiry or termination of this Agreement the Consultant shall return to the Corporation any property, documentation, or confidential information which is the property of the Corporation.

3.03 Upon the call of the Corporation, the Consultant shall provide the services on the terms and conditions then negotiated, and faithfully serve and use best efforts to promote the interests of the Corporation, shall not use any information which the Consultant may acquire with respect to the business and affairs of the Corporation or its affiliates for the Consultant's own purposes or for any purposes other than those of the Corporation or its affiliates.

                             ARTICLE 4 - TERMINATION

4.01 The Corporation may terminate this Agreement by giving the Consultant written notice; except in the event that the Consultant may be engaged in the provision of Services which the Corporation has called for, in which event, the notice shall be not less than 30 days. In lieu of such written notice of 30 days, the Corporation shall pay the Consultant a fee equivalent to the said 30 days of consulting as the terms shall have been negotiated.

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4.02     The  Consultant  may terminate this agreement at any time by giving the
Corporation written notice. The obligations of the Consultant under this Agreement shall terminate upon the earlier of the Consultant ceasing to be retained by the Corporation or the termination of this Agreement by the Corporation or the Consultant.

                              ARTICLE 5 - CAPACITY

5.01 It is acknowledged by the parties hereto that the Consultant shall be engaged by the Corporation, at the call of a corporation in the capacity of independent contractor only and not as an employee of the Corporation. Furthermore, the Consultant and the Corporation acknowledge and agree that this Agreement does not create a partnership or joint venture between them.

                     ARTICLE 6 - GENERAL CONTRACT PROVISIONS

6.01 All notices, requests, demands or other communications (collectively "Notices") by the terms thereof required or permitted to be given by one party to any other party, or to any other person shall be given in writing by personal delivery or by registered mail, postage prepaid, or by facsimile transmission to such other party as follows:
     (a)  to  the  Corporation  at:
          CALIOPE  NETWORKS  (CANADA)  INC.
          301-16  40  Oak  Bay  Avenue
          Victoria,  B.C.,
          V8R  1B2
          Attention:  J.  Michael  Hutchison,  QC

     (b)  to  the  Consultant  at:
          KATY  HUTCHISON
          301-1460  Oak  Bay  Ave.
          Victoria  BC.,  V8R  1B2

or at such other address as may be given by such person to the other parties hereto in writing from time to time.

6.02 All such Notices shall be deemed to been received when delivered or transmitted, or, if mailed, 48 hours after 12:01 a.m. on the day following the day of the mailing thereof. If any Notice shall have been mailed and if regular mail service shall be interrupted by strikes or other irregularities, such Notice shall be deemed to been received 48 hours after 12:01 a.m. on the day following the resumption of normal mail service, provided that during the period that regular mail service shall be interrupted all Notices shall be given by personal delivery or by facsimile transmission.

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6.03     The  parties  shall  sign  such further and other documents, cause such meetings to be held, resolutions passed and bylaws enacted, exercise their vote and influence, do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement and every part thereof.

6.04 Time shall be of the essence of this Agreement and of every part hereof and no extension or variation of this Agreement shall operate as a waiver of this provision.

6.05 This Agreement constitutes the entire agreement between the parties with respect to all the matters herein and its execution has not been induced by, nor do any of the parties rely upon or regard as material, any representations or writings whatever not incorporated herein and made a part hereof and it may not be amended or modified in any respect except by written instrument signed by the parties hereto.

6.06 This Agreement shall enure to the benefit of and be binding upon the parties and their respective legal personal representatives, heirs, executors, administrators or successors, as the case may be.

6.07 This Agreement is personal to the Consultant and may not be assigned by the Consultant.

6.08 Unless otherwise provided for herein, all monetary amounts referred to herein shall refer to the lawful money of Canada.

6.09 This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein and each of the parties hereto agrees irrevocably to conform to the non-exclusive jurisdiction of the Courts of such province.

6.10 If any Article, Section or any portion of any Section of this Agreement is determined to be unenforceable or invalid for any reason whatsoever that unenforceability or invalidity shall not affect the enforceability or validity of the remaining portions of this Agreement and such unenforceable or invalid Article, Section or portions thereof shall be severed from the remainder of this Agreement.

6.11 The Parties hereto agree that this Agreement may be transmitted by facsimile or such similar device and that the reproduction of signatures by facsimile or such similar device will be treated as binding as if originals and each party hereto undertakes to provide each and every other party hereto with a copy of the Agreement bearing original signatures forthwith upon demand.

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IN  WITNESS  WHEREOF  the  parties  hereto  have  duly  executed this Consulting
Agreement  effective  the  30th  day  of  September  2004.

SIGNED  and  DELIVERED  by  the  )
Authorized  Signatory  of        )
CALIOPE  NETWORKS                )
(CANADA)  INC.  in  the          )     CALIOPE  NETWORKS  (CANADA)  INC.
presence  of:                    )
                                 )
                                 )
-------------------------        )     -----------------------------------
Witness                          )     Authorized  Signatory


SIGNED  and  DELIVERED  by       )
KATY  HUTCHISON                  )
in  the  presence  of:           )
                                 )
                                 )
-------------------------        )     -----------------------------------
Witness                          )     Katy  Hutchison





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